BLACKWATER MIDSTREAM CORP.



NASDAQ OTC BB Symbol: BWMS

Bulk Liquid Storage Terminals

- Strong industry demand



- High gross margins



- "Blue Chip" customers



- No commodity risks





BLACKWATER MIDSTREAM CORP.

- Business Strategy
  - Identify under utilized, under valued terminal assets with expansion possibilities.
  - BWMS does not employ the MLP model of buying cash flow.
  - Leverage vast network of petroleum, chemical and agricultural industry relationships to bring growth opportunities to existing and newly acquired facilities.
  - Maximize expansion within our fence lines as the most cost efficient growth.
  - Finance acquisitions and internal growth through strong relationships with senior debt lender.
  - Increase shareholder value and liquidity by continuously promoting BWMS shares to a targeted audience.

Blackwater Midstream Corp. Management

- ✓ Experience and a proven track record in developing and expanding terminals.

- ✓ Success in building and maintaining strategic relationships within the petroleum, chemical and agricultural industries.

- ✓ Expertise in securing long-term contractual commitments for terminal services.

The Management Team

- **Michael Suder–Chief Executive Officer**

  - Former President/COO of Delta Terminal Services, Harvey, Louisiana.
  - Part of investment group with Citicorp Venture Capital that purchased the Harvey, LA terminal in January 1995 for $20 M.
  - Responsible for growing the Harvey, LA terminal from 1.5 M barrels to over 3 M barrels in less than five years. EBITDA grew from $4.5 M to $17 M from 1995-2000.
  - Sold the Harvey, LA terminal to Kinder Morgan Energy Partners in December 2000 for $118 M.
  - Assumed the role of General Manager for Kinder Morgan's lower Mississippi River region from 2001 until 2005.
  - From September 2005 to June 2007, held the position of Director of New Business Development for LBC Tank Terminals, a One Equity Partners portfolio company.
  - Oversaw the growth at the LBC Baton Rouge facility where capacity increased by over 1 M barrels.
  - LBC was sold to Challenger Financial Services in June of 2007 for 585 M Euros.

The Management Team

- **Dale Chatagnier–Chief Operations Officer**

  - Duties include responsibility for all operational, engineering, and construction aspects of Blackwater Midstream's facilities.
  - Over fifteen years of engineering, construction, and operational experience in the liquids terminal industry.
  - Extensive experience in economically updating and expanding outdated and inefficient liquids terminal facilities.
  - Consultant for North American Terminal Services, serving as Vice President of Engineering and Operations.
  - Designed and built a state-of-the-art, third party, flammable liquids storage facility in Chicago, IL.
  - Director of Operations and Engineering for Kinder Morgan Liquid Terminal's 3 M barrel chemical storage facility in Harvey, LA.
  - Vice President of Facility Development and Engineering with Westway Terminal Company.

The Management Team

- **Frank Marrocco – Chief Commercial Officer**
  - Chief Commercial Officer in charge of Business Development and Acquisitions.
  - Over twenty years of senior management experience in the liquids terminal industry.
  - Most recently held the role of Regional Vice President for Kinder Morgan's Northeast Terminals.
  - Managed over 15 M barrels of petroleum and chemical capacity in the New York/New Jersey Harbor and Philadelphia market with over $80 M in annual gross revenues.
  - Oversaw the expansion of over 5.5 M barrels of clean petroleum product capacity, including the Kinder Morgan acquisition of ExxonMobil's Staten Island Terminal in 2005.
  - Extensive experience in the New Orleans market from role as the Vice President-General Manager of Delta Terminal Services in Harvey, LA; while leading the commercial efforts which allowed the expansion of the facility's capacity by over 1.5 M barrels.
  - Added numerous Fortune 500 chemical companies to Delta Terminal's portfolio of customers including, Dow Chemical, Shell Chemical, Occidental Chemical, and Monsanto.

Blackwater New Orleans, LLC
Westwego, LA Terminal
Located within the Port of New Orleans


Missouri River
Ohio River
Colorado River
New Orleans
Gulf of Mexico




enlarge
Key to Map
To Interstate-10 West

MILESTONES OF PROGRESS:

BLACKWATER
NEW ORLEANS, LLC

December 2008: Formed Blackwater New Orleans, LLC (BWNO) and acquired the Westwego, LA Terminal for $4.8 Million.



<u>Terminal at Acquisition in 2008:</u>

Capacity = 752,000 barrels

Barge dock on Mississippi River

Generating $2.3 M of annual revenue

Utilization rate less than 40%

<u>Terminal at Build-out in 2011-2012:</u>

Capacity = 1,242,000 barrels

New ship dock completed in 2010

Generating $9 M+ of annual revenue

Utilization rate more than 95%

MILESTONES OF PROGRESS:

June 2010: Completed Phase I Expansion: New ship dock and (3) 50,000 barrel steel storage tanks.







MILESTONES OF PROGRESS:

August 2010: Services expanded to include packaging.


G25P
NES
Rentals


EXIT

MILESTONES OF PROGRESS:

December 2008 – December 2012: The Westwego Terminal's utilization rate is expected to increase to over 95%.

End of Period		Terminal Capacity in Barrels	Storage Contracted in Barrels	Monthly Utilization
Dec 2008	actual	752,000	285,760	38%
Mar 2009	actual	752,000	434,656	58%
May 2010	actual	857,000	664,560	78%
Aug 2011	actual	857,000	793,100	93%
Jun 2012	projected	1,057,000	993,100	94%
Dec 2012	projected	1,257,000	1,193,100	95%

BLACKWATER NEW ORLEANS, LLC.

Pro-forma Financials Blackwater New Orleans Westwego, LA Terminal

	Actual FYE 2011	Projected FYE 2012
Revenue:	$6,565,000	$8,548,000
OpEx:	$3,238,000	$3,501,000
Corp. OH*	$ 683,000	$1,294,000
EBITDA:	$2,644,000	$3,753,000
Bank Debt Service (principle + interest)	$1,159,000	$1,377,000
Convertible Debt Interest	$300,000	$300,000

* Includes one-time cash gains of $611,000

Blackwater Georgia, LLC
Brunswick, GA Terminal
Located within the Georgia Ports Authority

Georgia Ports Authority


NC
TN
Atlanta
SC
GA
AL
Savannah
Port of Brunswick, GA
Jacksonville
FL

MILESTONES OF PROGRESS:

July 2010: Formed Blackwater Georgia, LLC (BWGA) and acquired the Brunswick, GA Terminal for $1.8 Million.

BLACKWATER GEORGIA, LLC.



Terminal at Acquisition in 2010:

Capacity = 161,000 barrels

One dock line

Generating $0 of annual revenue

Utilization rate 0%

Terminal at Build-out in 2012:

Capacity = 221,000 barrels

Two dock lines

Generating $1.5M of annual revenue

Utilization rate 100%

MILESTONES OF PROGRESS:

July 2010 – March 2013: The Brunswick Terminal's utilization rate increased to 100% in February 2011 and will remain constant through expansion.

End of Period		Terminal Capacity in Barrels	Storage Contracted in Barrels	Monthly Utilization
Jul 2010	actual	161,000	0	0%
Sep 2010	actual	161,000	81,000	50%
Mar 2011	actual	161,000	161,000	100%
Mar 2012	projected	221,000	221,000	100%
Nov 2012	projected	271,000	271,000	100%
Mar 2013	projected	321,000	321,000	100%

BLACKWATER GEORGIA, LLC.

Pro-forma Financials Blackwater Georgia
Brunswick, GA Terminal

	Actual FYE 2011 Aug 10-Mar 11	Projected FYE 2012
Revenue:	$338,000	$736,000
OpEx:	$218,000	$327,000
EBITDA:	$120,000	$409,000
Convertible Debt Interest	$175,000	$175,000

BLACKWATER MIDSTREAM CORP.

Consolidated Pro-forma Financials
Westwego, LA and Brunswick, GA Terminals

	Actual FYE 2011	Projected FYE 2012
Revenue:	$6,903,000	$9,284,000
OpEx:	$3,456,000	$3,828,000
Corp. OH	$ 683,000	$1,294,000
EBITDA:	$2,764,000	$4,162,000
Bank Debt Service (Principle + Interest)	$1,159,000	$1,377,000
Convertible Debt Interest	$475,000	$475,000

FUTURE OBJECTIVES:

Acquisition of underperforming & underutilized terminals across the country.



FORWARD-LOOKING STATEMENTS

The information in this presentation includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to prospective acquisitions or anticipated future results. Forward-looking statements relate to expectations or forecasts of future events. Blackwater Midstream Corp. does not assume the obligation to update any forward-looking statement. Many factors could cause actual results to differ materially from Blackwater Midstream Corp.'s forward-looking statements, including market forces, economic factors, the availability of capital and credit, current and future competition and other uncertainties.

For further details about these and other factors that may impact the forward-looking statements, see Blackwater Midstream Corp.'s Securities and Exchange Commission filings, including the "Risk Factors" in the Annual Report on Form 10-K. This discussion and analysis should be read in conjunction with our audited financial statements and notes included in our Annual Report on Form 10-K as of and for the year ended March 31, 2011.

For more information, please reference our website at www.BlackwaterMidstream.com

QUESTIONS & ANSWERS

